[logo] M F S(R)                                                SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                          JUNE 30, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) CAPITAL
                OPPORTUNITIES SERIES


--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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


MFS(R) CAPITAL OPPORTUNITIES SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                                    Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the series. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Maura A. Shaughnessy*                                    business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
INVESTOR INFORMATION                                     stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your           1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information           touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a       WORLD WIDE WEB
message anytime).                                        www.mfs.com

* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short- term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

------------
(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of -19.51%, and Service Class shares -19.54%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to a return of -13.16% over the same period for the series' benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market.

A CHALLENGING ENVIRONMENT
A combination of factors drove the market down over the period. To start, we had a big rally at the end of 2001 in anticipation of an economic recovery in the New Year. Early in 2002, however, concerns that the recovery might take longer than originally expected and that perhaps the gains had been overdone caused stock prices to pull back. Stocks slid throughout the spring, as investors remained cautious, corporate capital spending weak, and first- quarter earnings mixed. Accounting issues, as well as uncertainties related to the war on terrorism and the Mid East conflict, also unsettled the market. The hardest hit groups included growth stocks and large companies with complex balance sheets.

DRIVERS OF PERFORMANCE
In an environment that was particularly bad for growth investing, our performance was hurt by investments in growth sectors such as technology and telecommunications. Technology, where we had a slightly overweighted position relative to our benchmark, suffered as corporations kept a lid on capital spending. Telecom stocks fell due to slowing demand, stiff competition, and weak pricing. In addition, some of our more growth-oriented investments in the utilities and cable television areas declined amid the market's jitters. We were also very underweighted in consumer staples, a sector that rallied as investors looked for safe havens. We avoided the group because we felt valuations (stock prices relative to measures such as earnings and cash flow) were not that compelling on a long-term basis.

NOTABLE DISAPPOINTMENTS
Tyco International, an industrial conglomerate, plunged in value as investors worried about the company's restructuring plans, complex accounting practices, and an investigation surrounding the former CEO's personal finances. We also held a sizable stake in Merrill Lynch, which tumbled amid allegations that some of its analysts had misled investors. We also had investments in utility companies such as Dynegy, El Paso, and AES, all of which suffered in the wake of the Enron collapse. But we sold Qwest Communications International, a large telecom player with accounting issues.

PORTFOLIO STRATEGY
Our experience has been that switching strategies in response to a down market is not a good long-term strategy. We continued to take a bottom-up approach to stock selection, using MFS Original Research(R). And we continued to follow a relative value strategy, which means looking for stocks with good earnings growth that we believe are selling at a reasonable price relative to a company's history, peers, and outlook. We maintained the same disciplined approach to selling that we have always taken, trimming stocks that approached what we believed was full valuation.

CONTRIBUTORS TO PERFORMANCE
We did well early in the period with our investments in semiconductor stocks, such as Analog Devices and Atmel. As technology companies restocked depleted inventories, orders picked up and some stock prices rose. However, we weren't convinced that the demand we were seeing in the first quarter of the New Year was sustainable. We took profits in the spring, shortly before demand started to slow and some stocks slumped.

Our focus on basic materials stocks that we felt could benefit from an economic recovery also worked out well. Our biggest stake was in foreign paper stocks, which we found more attractive on a valuation basis than their domestic counterparts. We owned names such as Abitibi-Consolidated in Canada and Aracruz Celulose in Brazil, cutting back as their valuations climbed.

BARBELL PORTFOLIO STRUCTURE
By the end of the period, we had structured the portfolio somewhat in the shape of a barbell. At one end, we had a sizable stake in more defensive stocks that we thought might do well regardless of how quickly the economy recovered. Our biggest focus was in the financial sector, where we emphasized property and casualty insurers, such as Ace Ltd. and XL Capital. The group rallied nicely as the pricing environment improved, but retreated a bit toward the end of the period. In addition, we owned some of the large banks, including Bank of America and Comerica, which did well.

At the other end of the barbell, we had stocks that we felt could benefit directly from an economic turnaround. We had an above-average stake in the leisure sector with a focus on advertising-sensitive media stocks.

SMALL- AND MID-CAP HOLDINGS
As a multi-cap fund, we typically have about 70% of our assets in large-cap names with the other 30% in small- and mid-size companies. Over the period, the latter grew to about 35% through stock price appreciation, as small- and mid-cap holdings generally outperformed large-cap stocks. We believe smaller companies benefited from not having the balance sheet complexities of their large-cap counterparts. Historically, smaller caps have had a track record of strong performance coming out of past recessions. Among our small- and mid-cap holdings were paper company stocks, oil services names such as GlobalSantaFe, and Danaher, which makes industrial controls as well as several well-known brands of tools, including Sears Craftsman(R).

OPPORTUNITIES IN A VOLATILE MARKET
Over the period, we took advantage of depressed prices in the pharmaceutical group, building our investment in large, well-known companies with historically consistent earnings growth, such as Pfizer. As a group, drug stocks had fallen to what we viewed as compelling valuations amid worries surrounding the backlog of FDA approvals, as well as concerns about patent expirations, competition from generics, and inventory build-ups. We also began nibbling at biotech stocks. Although a number of our health care holdings continued to decline over the period, we believe they have strong long-term potential.

OUTLOOK
At the end of the period, we expected the economic recovery to continue, but to remain choppy. As the economy improves and corporate earnings begin to strengthen, we think stock prices will be in a better position to rally. However, we doubt a rising tide will lift all boats. Instead, stock selection will be critical as investors pay close attention to company-specific issues, including accounting disclosure practices. We believe this type of environment plays to our strength in bottom-up research. We also believe the series' flexibility to go anywhere to find the best opportunities for earnings growth at a reasonable price could serve shareholders well going forward.

    Respectfully,

/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Maura A. Shaughnessy, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the multi-cap core and utilities portfolios of our mutual funds and variable annuities.

Maura joined MFS in 1991 as a research analyst and became Vice President and portfolio manager in 1992 and Senior Vice President in 1998.

A graduate of Colby College and the Amos Tuck School of Business Administration of Dartmouth College, she holds the Chartered Financial Analyst (CFA) designation. Prior to joining MFS she worked for Harvard Management Co. and the Federal Reserve Bank.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: August 14, 1996

Class Inception:  Initial Class August 14, 1996
                  Service Class May 1, 2000

Size: $143.5 million net assets as of June 30, 2002

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

INITIAL CLASS
                            6 Months    1 Year    3 Years    5 Years     Life*
------------------------------------------------------------------------------
Cumulative Total Return      -19.51%   -30.08%    -26.06%    +26.09%   +52.60%
------------------------------------------------------------------------------
Average Annual Total Return     --     -30.08%    - 9.58%    + 4.75%   + 7.46%
------------------------------------------------------------------------------

SERVICE CLASS
                            6 Months    1 Year    3 Years    5 Years     Life*
------------------------------------------------------------------------------
Cumulative Total Return      -19.54%   -30.19%    -26.36%    +25.59%   +51.99%
------------------------------------------------------------------------------
Average Annual Total Return     --     -30.19%    - 9.70%    + 4.66%   + 7.38%
------------------------------------------------------------------------------
*For the period from the commencement of the series' investment operations, August 14, 1996, through June 30, 2002.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2002

Stocks - 97.3%
-----------------------------------------------------------------------------
ISSUER                                                   SHARES         VALUE
-----------------------------------------------------------------------------
U.S. Stocks - 88.1%
  Advertising & Broadcasting - 1.3%
    Lamar Advertising Co., "A"*                          50,160  $  1,866,454
-----------------------------------------------------------------------------
  Automotive - 1.1%
    American Axle & Manufacturing Holdings, Inc.*        30,700  $    913,018
    General Motors Corp., "H"*                           64,300       668,720
                                                                 ------------
                                                                 $  1,581,738
-----------------------------------------------------------------------------
  Banks & Credit Cos. - 3.7%
    Bank of America Corp.                                17,190  $  1,209,488
    Comerica, Inc.                                       21,520     1,321,328
    FleetBoston Financial Corp.                          24,900       805,515
    Household International, Inc.                        40,900     2,032,730
                                                                 ------------
                                                                 $  5,369,061
-----------------------------------------------------------------------------
  Biotechnology - 2.3%
    Eli Lilly & Co.                                      28,700  $  1,618,680
    Pharmacia Corp.                                      45,830     1,716,333
                                                                 ------------
                                                                 $  3,335,013
-----------------------------------------------------------------------------
  Business Services - 0.5%
    Sabre Group Holding, Inc., "A"*                      21,000  $    751,800
-----------------------------------------------------------------------------
  Chemicals - 2.0%
    Dow Chemical Co.                                     35,120  $  1,207,426
    Praxair, Inc.                                        28,549     1,626,436
                                                                 ------------
                                                                 $  2,833,862
-----------------------------------------------------------------------------
  Computer Hardware - Systems - 2.4%
    Dell Computer Corp.*                                 68,000  $  1,777,520
    Hewlett-Packard Co.                                  64,250       981,740
    QLogic Corp.*                                        18,180       692,658
                                                                 ------------
                                                                 $  3,451,918
-----------------------------------------------------------------------------
  Computer Software - 1.9%
    Microsoft Corp.*                                     28,390  $  1,552,933
    Oracle Corp.*                                       125,820     1,191,515
                                                                 ------------
                                                                 $  2,744,448
-----------------------------------------------------------------------------
  Computer Software - Services - 0.7%
    SunGard Data Systems, Inc.*                          38,140  $  1,009,947
-----------------------------------------------------------------------------
  Computer Software - Systems - 2.6%
    Ceridian Corp.*                                      17,100  $    324,558
    Cisco Systems, Inc.*                                137,600     1,919,520
    Peoplesoft, Inc.*                                    43,300       644,304
    Veritas Software Corp.*                              45,620       902,820
                                                                 ------------
                                                                 $  3,791,202
-----------------------------------------------------------------------------
  Conglomerates - 0.8%
    Tyco International Ltd.                              87,550  $  1,182,801
-----------------------------------------------------------------------------
  Consumer Goods & Services - 1.7%
    Avon Products, Inc.                                  12,300  $    642,552
    Philip Morris Cos., Inc.                             39,700     1,734,096
                                                                 ------------
                                                                 $  2,376,648
-----------------------------------------------------------------------------
  Containers - 0.8%
    Smurfit-Stone Container Corp.*                       71,850  $  1,107,927
-----------------------------------------------------------------------------
  Electrical Equipment - 2.9%
    Danaher Corp.                                        34,160  $  2,266,516
    General Electric Co.                                 64,530     1,874,596
                                                                 ------------
                                                                 $  4,141,112
-----------------------------------------------------------------------------
  Electronics - 4.8%
    Agilent Technologies, Inc.*                          12,900  $    305,085
    Analog Devices, Inc.*                                50,190     1,490,643
    Atmel Corp.*                                        201,070     1,258,698
    Fairchild Semiconductor International Co.*           46,120     1,120,716
    Flextronics International Ltd.*                     104,110       742,305
    Lam Research Corp.*                                  28,240       507,755
    National Semiconductor Corp.*                        11,300       329,621
    Novellus Systems, Inc.*                               3,280       111,520
    Tektronix, Inc.*                                     15,800       295,618
    Teradyne, Inc.*                                      11,500       270,250
    Texas Instruments, Inc.                              18,730       443,901
                                                                 ------------
                                                                 $  6,876,112
-----------------------------------------------------------------------------
  Entertainment - 7.7%
    AOL Time Warner, Inc.*                              107,690  $  1,584,120
    Fox Entertainment Group, Inc.*                       74,450     1,619,288
    Viacom, Inc., "B"*                                  131,852     5,850,273
    Walt Disney Co.                                      76,900     1,453,410
    Westwood One, Inc.*                                  14,600       487,932
                                                                 ------------
                                                                 $ 10,995,023
-----------------------------------------------------------------------------
  Financial Institutions - 8.2%
    American Express Co.                                 15,500  $    562,960
    Citigroup, Inc.                                      62,832     2,434,740
    Goldman Sachs Group, Inc.                            17,340     1,271,889
    Lehman Brothers Holdings, Inc.                       11,300       706,476
    Mellon Financial Corp.                               65,150     2,047,665
    Merrill Lynch & Co., Inc.                            74,120     3,001,860
    Morgan Stanley Dean Witter & Co.                     38,490     1,658,149
                                                                 ------------
                                                                 $ 11,683,739
-----------------------------------------------------------------------------
  Forest & Paper Products - 1.5%
    Bowater, Inc.                                        34,350  $  1,867,610
    Georgia-Pacific Corp.                                 3,000        73,740
    Temple-Inland, Inc.                                   3,000       173,580
    Weyerhaeuser Co.                                      1,400        89,390
                                                                 ------------
                                                                 $  2,204,320
-----------------------------------------------------------------------------
  Insurance - 5.7%
    American International Group, Inc.                   24,400  $  1,664,812
    Chubb Corp.                                          16,400     1,161,120
    Hartford Financial Services Group, Inc.              20,150     1,198,320
    MetLife, Inc.                                        27,630       795,744
    Travelers Property Casualty Corp.*                   87,500     1,548,750
    UnumProvident Corp.                                  54,620     1,390,079
    Willis Group Holdings Ltd.*                          12,100       398,211
                                                                 ------------
                                                                 $  8,157,036
-----------------------------------------------------------------------------
  Machinery - 0.2%
    SPX Corp.*                                            2,500  $    293,750
-----------------------------------------------------------------------------
  Medical & Health Products - 7.9%
    Allergan, Inc.                                        7,100  $    473,925
    Baxter International, Inc.                           38,100     1,693,545
    Johnson & Johnson Co.                                29,700     1,552,122
    Pfizer, Inc.                                        150,275     5,259,625
    Wyeth Corp.                                          44,500     2,278,400
                                                                 ------------
                                                                 $ 11,257,617
-----------------------------------------------------------------------------
  Medical & Health Technology Services - 1.5%
    Applera Corp.                                        60,900  $  1,186,941
    Genzyme Corp.*                                       50,300       967,772
                                                                 ------------
                                                                 $  2,154,713
-----------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.8%
    Kinder Morgan, Inc.                                  28,600  $  1,087,372
-----------------------------------------------------------------------------
  Oil Services - 4.1%
    Baker Hughes, Inc.                                   11,300  $    376,177
    GlobalSantaFe Corp.                                 131,315     3,591,465
    Grant Pride Co., Inc.*                              132,120     1,796,832
    Transocean Sedco Forex, Inc.                          2,700        84,105
    Valero Energy Corp.                                   2,100        78,582
                                                                 ------------
                                                                 $  5,927,161
-----------------------------------------------------------------------------
  Oils - 2.5%
    Anadarko Petroleum Corp.                             28,560  $  1,408,008
    Apache Corp.                                         38,630     2,220,452
                                                                 ------------
                                                                 $  3,628,460
-----------------------------------------------------------------------------
  Pollution Control - 0.2%
    Waste Management, Inc.                               13,300  $    346,465
-----------------------------------------------------------------------------
  Printing & Publishing - 0.2%
    E.W. Scripps Co.                                      3,600  $    277,200
-----------------------------------------------------------------------------
  Railroads - 0.1%
    Union Pacific Corp.                                   3,000  $    189,840
-----------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.0%
    Starwood Hotels & Resorts Co.                        42,930  $  1,411,968
-----------------------------------------------------------------------------
  Restaurants & Lodging - 1.3%
    Hilton Hotels Corp.                                  75,440  $  1,048,616
    Outback Steakhouse, Inc.*                            22,000       772,200
                                                                 ------------
                                                                 $  1,820,816
-----------------------------------------------------------------------------
  Retail - 5.1%
    Best Buy Co., Inc.*                                  15,800  $    573,540
    BJ's Wholesale Club, Inc.*                           42,500     1,636,250
    Costco Wholesale Corp.*                              24,810       958,162
    CVS Corp.                                            17,900       547,740
    Home Depot, Inc.                                     49,060     1,801,974
    Target Corp.                                         47,700     1,817,370
                                                                 ------------
                                                                 $  7,335,036
-----------------------------------------------------------------------------
  Special Products & Services - 0.8%
    Illinois Tool Works, Inc.                            15,700  $  1,072,310
    ITT Industries, Inc.                                    200        14,120
                                                                 ------------
                                                                 $  1,086,430
-----------------------------------------------------------------------------
  Supermarkets - 0.5%
    Safeway, Inc.*                                       26,610  $    776,746
-----------------------------------------------------------------------------
  Telecommunications - 5.0%
    Amdocs Ltd.*                                         55,900  $    422,045
    AT&T Wireless Services, Inc.*                       168,020       982,917
    Clear Channel Communications, Inc.*                  61,660     1,974,353
    EchoStar Communications Corp.*                      123,120     2,285,107
    Emulex Corp.*                                        37,940       854,030
    Motorola, Inc.                                       40,100       578,242
                                                                 ------------
                                                                 $  7,096,694
-----------------------------------------------------------------------------
  Transportation - Services - 1.4%
    Fedex Corp.                                          20,570  $  1,098,438
    United Parcel Service, Inc.                          15,200       938,600
                                                                 ------------
                                                                 $  2,037,038
-----------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    AES Corp.*                                          105,320  $    570,834
-----------------------------------------------------------------------------
  Utilities - Gas - 1.7%
    Dynegy, Inc.                                        107,350  $    772,920
    El Paso Corp.                                        82,388     1,698,017
                                                                 ------------
                                                                 $  2,470,937
-----------------------------------------------------------------------------
  Utilities - Telephone - 0.8%
    AT&T Corp.                                           31,400  $    335,980
    Charter Communications, Inc.*                       187,010       763,001
    Winstar Communications, Inc.*                        29,730            74
                                                                 ------------
                                                                 $  1,099,055
-----------------------------------------------------------------------------
Total U.S. Stocks                                                $126,328,293
-----------------------------------------------------------------------------
Foreign Stocks - 9.2%
  Bermuda - 3.2%
    Ace Ltd. (Insurance)                                 62,620  $  1,978,792
    XL Capital Ltd. (Insurance)                          31,150     2,638,405
                                                                 ------------
                                                                 $  4,617,197
-----------------------------------------------------------------------------
  Brazil - 0.9%
    Aracruz Celulose SA, ADR (Forest & Paper Products)   65,960  $  1,319,200
-----------------------------------------------------------------------------
  Canada - 1.9%
    Abitibi-Consolidated, Inc. (Forest & Paper Products 176,680  $  1,630,756
    Encana Corp. (Utilities - Gas)                       35,076     1,078,942
                                                                 ------------
                                                                 $  2,709,698
-----------------------------------------------------------------------------
  Finland - 0.8%
    Nokia Corp., ADR (Telecommunications)                74,600  $  1,080,208
-----------------------------------------------------------------------------
  Israel - 0.5%
    Partner Communications Co. Ltd., ADR
      (Telecommunications)*                             166,200  $    698,040
-----------------------------------------------------------------------------
  Netherlands - 0.6%
    STMicroelectronics NV (Electronics)                  38,130  $    927,703
-----------------------------------------------------------------------------
  United Kingdom - 1.3%
    Shire Pharmaceuticals Group PLC (Pharmaceuticals)*  110,400  $    976,103
    Vodafone Group PLC (Telecommunications)*            637,162       874,161
                                                                 ------------
                                                                 $  1,850,264
-----------------------------------------------------------------------------
Total Foreign Stocks                                             $ 13,202,310
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $174,954,199)                     $139,530,603
-----------------------------------------------------------------------------
Convertible Preferred Stock - 0.5%
-----------------------------------------------------------------------------
U.S. Stocks - 0.5%
  Utilities - Gas - 0.5%
    Keyspan Corp., 8.75s* (Identified Cost, $705,000)    14,100  $    736,020
-----------------------------------------------------------------------------
Short-Term Obligations - 1.2%
-----------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-----------------------------------------------------------------------------
    General Electric Capital Corp., due 7/01/02, at
      Amortized Cost                                     $1,786  $  1,786,000
-----------------------------------------------------------------------------
Repurchase Agreement - 2.0%
-----------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., dated 6/28/02,
      due 7/01/02, total to be received $2,891,470
      (secured by various U.S. Treasury and Federal
      Agency obligations in a jointly traded account),
      at Cost                                            $2,891  $  2,891,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $180,336,199)                $144,943,623
Other Assets, Less Liabilities - (1.0)%                            (1,492,459)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $143,451,164
-----------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
JUNE 30, 2002
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $180,336,199)        $144,943,623
  Investment of cash collateral for securities loaned,
    at identified cost and value                                  3,092,589
  Cash                                                                  292
  Receivable for investments sold                                   959,965
  Receivable for series shares sold                                  50,896
  Interest and dividends receivable                                 169,869
  Other assets                                                           37
                                                               ------------
      Total assets                                             $149,217,271
                                                               ------------
Liabilities:
  Payable for investments purchased                            $  1,686,408
  Payable for series shares reacquired                              974,251
  Collateral for securities loaned, at value                      3,092,589
  Payable to affiliates -
    Management fee                                                    8,773
    Reimbursement fee                                                 3,875
    Distribution fee (Service Class)                                    211
                                                               ------------
      Total liabilities                                        $  5,766,107
                                                               ------------
Net assets                                                     $143,451,164
                                                               ============
Net assets consist of:
  Paid-in capital                                              $232,975,906
  Unrealized depreciation on investments and translation
    of assets andliabilities in foreign currencies              (35,391,507)
  Accumulated net realized loss on investments and
    foreign currency transactions                               (54,212,759)
  Accumulated undistributed net investment income                    79,524
                                                               ------------
      Total                                                    $143,451,164
                                                               ============
Shares of beneficial interest outstanding                       13,151,922
                                                                ==========
Initial Class shares:
  Net asset value per share
    (net assets of $133,318,386 / 12,219,844 shares
    of beneficial interest outstanding)                           $10.91
                                                                  ======
Service Class shares:
  Net asset value per share
    (net assets of $10,132,778 / 932,078 shares of
    beneficial interest outstanding)                              $10.87
                                                                  ======
See notes to financial statements.

Statement of Operations (Unaudited)
----------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002
----------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                   $    734,675
    Interest                                                         124,980
    Foreign taxes withheld                                           (13,311)
                                                                ------------
      Total investment income                                   $    846,344
                                                                ------------
  Expenses -
    Management fee                                              $    627,966
    Trustees' compensation                                             2,804
    Shareholder servicing agent fee                                   29,385
    Distribution fee (Service Class)                                  12,559
    Administrative fee                                                14,688
    Custodian fee                                                     46,431
    Printing                                                          36,360
    Auditing fees                                                     16,606
    Legal fees                                                           162
    Miscellaneous                                                        769
                                                                ------------
      Total expenses                                            $    787,730
    Fees paid indirectly                                              (3,147)
    Reduction of expenses by investment adviser                      (18,465)
                                                                ------------
      Net expenses                                              $    766,118
                                                                ------------
        Net investment income                                   $     80,226
                                                                ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                     $ (5,770,563)
    Foreign currency transactions                                    (15,506)
                                                                ------------
      Net realized loss on investments and foreign
         currency transactions                                  $ (5,786,069)
                                                                ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                 $(29,730,164)
    Translation of assets and liabilities in foreign
       currencies                                                        647
                                                                ------------
      Net unrealized loss on investments and foreign
        currency translation                                    $(29,729,517)
                                                                ------------
        Net realized and unrealized loss on investments
          and foreign currency                                  $(35,515,586)
                                                                ------------
          Decrease in net assets from operations                $(35,435,360)
                                                                ============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED          YEAR ENDED
                                                                       JUNE 30, 2002   DECEMBER 31, 2001
                                                                         (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
    Net investment income                                              $      80,226       $      76,336
    Net realized loss on investments and foreign
      currency transactions                                               (5,786,069)        (47,811,749)
    Net unrealized gain (loss) on investments and
      foreign currency translation                                       (29,729,517)          4,839,647
                                                                       -------------       -------------
      Decrease in net assets from operations                           $ (35,435,360)      $ (42,895,766)
                                                                       -------------       -------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                           $     (68,974)      $      (8,769)
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                                       --           (11,598,021)
  From net realized gain on investments and foreign
    currency transactions (Service Class)                                       --              (610,183)
  In excess of net realized gain on investments and
    foreign currency transactions (Initial Class)                               --              (591,855)
  In excess of net realized gain on investments and
    foreign currency transactions (Service Class)                               --               (31,138)
                                                                       -------------       -------------
      Total distributions declared to shareholders                     $     (68,974)      $ (12,839,966)
                                                                       -------------       -------------
Net increase in net assets from series share transactions              $   4,744,367       $  81,702,557
                                                                       -------------       -------------
      Total increase (decrease) in net assets                          $ (30,759,967)      $  25,966,825
Net assets:
    At beginning of period                                               174,211,131         148,244,306
                                                                       -------------       -------------
    At end of period (including accumulated
      undistributed net investment income of
      $79,524 and $68,272, respectively)                               $ 143,451,164       $ 174,211,131
                                                                       =============       =============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                             SIX MONTHS ENDED         -----------------------------------------------------------------------
                                JUNE 30, 2002               2001              2000           1999           1998         1997
                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                         INITIAL CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period  $13.55             $19.26            $21.74         $14.79         $11.68       $10.66
                                       ------             ------            ------         ------         ------       ------
Income from investment operations# -
  Net investment income (loss)(S)      $ 0.01             $ 0.01            $ 0.01         $(0.02)        $ 0.03       $ 0.12
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                (2.64)             (4.32)            (0.66)          7.02           3.11         2.66
                                       ------             ------            ------         ------         ------       ------
    Total from investment operations   $(2.63)            $(4.31)           $ 0.65         $ 7.00         $ 3.14       $ 2.78
                                       ------             ------            ------         ------         ------       ------
Less distributions declared to
  shareholders -
  From net investment income           $(0.01)            $(0.00)+++        $ --           $ --           $(0.02)      $(0.09)
  From net realized gain on
    investments and foreign
    currency transactions                --                (1.33)            (1.83)         (0.05)         (0.01)       (1.54)
  In excess of net realized gain
    on investments and foreign
    currency transactions                --                (0.07)             --             --             --           --
  From capital                           --                 --                --             --             --          (0.13)
                                       ------             ------            ------         ------         ------       ------
    Total distributions declared
      to shareholders                  $(0.01)            $(1.40)           $(1.83)        $(0.05)        $(0.03)      $(1.76)
                                       ------             ------            ------         ------         ------       ------
Net asset value - end of period        $10.91             $13.55            $19.26         $21.74         $14.79       $11.68
                                       ======             ======            ======         ======         ======       ======
Total return                           (19.51)%++         (23.48)%           (3.66)%        47.42%         26.80%       26.47%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                             0.90%+             0.91%+            0.94%          1.02%          1.02%        1.02%
  Net investment income (loss)           0.11%+             0.06%+            0.03%         (0.13)%         0.21%        0.91%
Portfolio turnover                         37%               102%              109%           152%           144%         270%
Net assets at end of period (000
Omitted)                             $133,318           $163,014          $140,043        $63,172        $23,908       $5,660

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)   $ 0.01             $ 0.00            $ 0.01         $(0.02)        $ 0.02       $(0.02)
        Ratios (to average net assets):
          Expenses##                     0.92%+             0.96%             0.93%          1.03%          1.11%        2.08%
          Net investment income (loss)   0.09%+             0.01%             0.04%         (0.14)%         0.12%       (0.18)%
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios  do  not  reflect  expense  reductions  from  directed  brokerage  and  certain  expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                         JUNE 30, 2002               YEAR ENDED              PERIOD ENDED
                                                           (UNAUDITED)        DECEMBER 31, 2001        DECEMBER 31, 2000*
-------------------------------------------------------------------------------------------------------------------------
                                                  SERVICE CLASS SHARES
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $  13.51                 $  19.24                  $  21.48
                                                              --------                 --------                  --------
Income from investment operations# -
  Net investment loss(S)                                      $  (0.01)                $  (0.02)                 $  (0.02)
  Net realized and unrealized loss on investments and
    foreign currency                                             (2.63)                   (4.31)                    (2.22)
                                                              --------                 --------                  --------
    Total from investment operations                          $  (2.64)                $  (4.33)                 $  (2.24)
                                                              --------                 --------                  --------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                     $  --                    $  (1.33)                 $  --
  In excess of net realized gain on investments and
    foreign currency transactions                                --                       (0.07)                    --
                                                              --------                 --------                  --------
    Total distributions declared to shareholders              $  --                    $  (1.40)                 $  --
                                                              --------                 --------                  --------
Net asset value - end of period                               $  10.87                 $  13.51                  $  19.24
                                                              ========                 ========                  ========
Total return                                                    (19.54)%++               (23.68)%                   (3.76)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      1.12%+                   1.11%                     1.12%+
  Net investment loss                                            (0.10)%+                 (0.14)%                   (0.11)%+
Portfolio turnover                                                  37%                     102%                      109%
Net assets at end of period (000 Omitted)                      $10,133                  $11,197                    $8,201

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were under this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                   $  (0.01)                $  (0.03)                 $  (0.01)
        Ratios (to average net assets):
          Expenses##                                              1.14%+                   1.16%                     1.11%+
          Net investment loss                                    (0.12)%+                 (0.19)%                   (0.10)%+
 * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Capital Opportunities Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2002, there were 56 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2002, the value of securities loaned was $2,994,258. These loans were collateralized by cash of $3,092,589 which was invested in the following short-term obligations:

                                                              IDENTIFIED COST
                                                   SHARES           AND VALUE
-----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    3,092,589          $3,092,589

Investment Transactions and Income -Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $2,517 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $630 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2001 and December 31, 2000 was as follows:

                               DECEMBER 31, 2001          DECEMBER 31, 2000
-----------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                  $ 7,496,374                 $6,124,159
    Long-term capital gain             5,343,592                  1,171,135
                                     -----------                 ----------
Total distributions declared         $12,839,966                 $7,295,294
                                     ===========                 ==========

As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                    Undistributed ordinary income        $68,272
                    Capital loss carryforward        (45,479,801)
                    Unrealized loss                   (8,608,879)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management, distribution, and service fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2002 aggregate unreimbursed expenses amounted to $170,150.

The series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this fee was not imposed. Fees incurred under the distribution plan during the six months ended June 30, 2002 were 0.22% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $71,551,706 and $56,843,448 respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                               $183,283,088
                                                             ------------
Gross unrealized depreciation                                $(42,452,126)
Gross unrealized appreciation                                   4,112,661
                                                             ------------
    Net unrealized depreciation                              $(38,339,465)
                                                             ============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                 SIX MONTHS ENDED JUNE 30, 2002         YEAR ENDED DECEMBER 31, 2001
                                 ------------------------------         ----------------------------
                                         SHARES          AMOUNT               SHARES          AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold                           1,714,750    $ 22,042,910            5,755,256    $ 88,943,833
Shares issued to shareholders in
  reinvestment of distributions           5,580          68,974              753,933      12,198,638
Shares reacquired                    (1,526,757)    (18,840,721)          (1,752,713)    (25,538,531)
                                   ------------    ------------         ------------    ------------
    Net increase                        193,573    $  3,271,163            4,756,476    $ 75,603,940
                                   ============    ============         ============    ============

Service Class shares
                                 SIX MONTHS ENDED JUNE 30, 2002         YEAR ENDED DECEMBER 31, 2001
                                 ------------------------------         ----------------------------
                                         SHARES          AMOUNT               SHARES          AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold                             312,329    $  3,945,241              629,785    $  9,824,994
Shares issued to shareholders in
  reinvestment of distributions            --              --                 39,710         641,308
Shares reacquired                      (208,926)     (2,472,037)            (267,061)     (4,367,685)
                                   ------------    ------------         ------------    ------------
    Net increase                        103,403    $  1,473,204              402,434    $  6,098,617
                                   ============    ============         ============    ============

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2002, was $934. The series had no borrowings during the period.

(C)2002 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors Inc., 500 Boylston Street, Boston, MA 02116.
                                                                 VVS-3 8/02 153M